UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification no.)

230 West Main Street
Ionia, Michigan	48846
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code: (616) 527-5820

Item 9. Regulation FD Disclosure.

On July 1, 2004, Independent Bank Corporation issued a press release announcing the closing of its merger with North Bancorp, Inc., pursuant to the Agreement and Plan of Merger, dated March 4, 2004, as amended, between Independent Bank Corporation, North Bancorp, Inc., and First National Bank of Gaylord. The merger was effective at the opening of business on July 1, 2004. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2004	INDEPENDENT BANK CORPORATION
(Registrant) By: /s/ Robert N. Shuster Robert N. Shuster Executive VP & Chief Financial Officer

EXHIBIT INDEX

99      Press Release dated July 1, 2004.

EXHIBIT 99

NEWS FROM

CONTACT:	Robert N. Shuster #616/527-5820 ext. 1257

FOR IMMEDIATE USE

INDEPENDENT BANK CORPORATION
ANNOUNCES CLOSING OF THE
NORTH BANCORP, INC. ACQUISITION

IONIA, Michigan, July 1, 2004 .. . . Independent Bank Corporation (Nasdaq: IBCP), a Michigan-based bank holding company, today announced that it has closed on its acquisition of North Bancorp, Inc., Gaylord, Michigan. The transaction was effective at the opening of business on July 1, 2004.

About Independent Bank Corporation

Independent Bank Corporation (Nasdaq: IBCP) is a Michigan based bank holding company with total assets of $2.7 billion (total assets of approximately $2.8 billion with the inclusion of North Bancorp Inc.). Founded as First Security Bank in 1864, Independent Bank Corporation now operates 104 offices (107 offices with the inclusion of North Bancorp, Inc.) across Michigan’s Lower Peninsula through four state-chartered bank subsidiaries. These subsidiaries, Independent Bank, Independent Bank East Michigan, Independent Bank South Michigan and Independent Bank West Michigan, provide a full range of financial services, including commercial banking, mortgage lending, investments and title services. Financing for insurance premiums and extended automobile warranties is also available through Mepco Insurance Premium Financing, Inc., a wholly owned subsidiary of Independent Bank. Independent Bank Corporation is committed to providing exceptional personal service and value to its customers, stockholders and the communities it serves. For more information, please visit our website at: www.ibcp.com

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Independent Bank Corporation’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Independent Bank Corporation’s management for future or past operations, products or services, and forecasts of the Company’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, and estimates of credit quality trends. Such statements reflect the view of Independent Bank Corporation’s management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in Independent Bank Corporation’s plans, objectives, expectations and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries where the Company has a concentration of loans, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Independent Bank Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Independent Bank Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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